EXCHANGE LISTED FUNDS TRUST

ASIAN GROWTH CUBS etf

NYSE Arca Ticker: CUBS

Supplement dated January 31, 2022 to the currently effective Prospectus, Summary Prospectus (together, the “Prospectuses”), and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the Asian Growth Cubs ETF (the “Fund”) and should be read in conjunction with those documents.

•	The Board of Trustees (the “Board”) of Exchange Listed Funds Trust (the “Trust”) has approved the appointment of Dawn Global Limited (“Dawn Global”) as the sub-adviser to the Trust’s Asian Growth Cubs ETF and has approved a sub-advisory agreement between the Trust, on behalf of the Fund, and Dawn Global. Effective February 1, 2022, Dawn Global will replace the Fund’s current sub-adviser, Kingsway Capital Partners Limited (“Kingsway”), and all references to Kingsway in the Fund’s Prospectuses and SAI are deleted as of that date. The appointment of Dawn Global as sub-adviser does not affect the Fund’s investment objective, investment strategies, or overall fees and expenses and Maurits Pot will continue to serve as a portfolio manager of the Fund.

Dawn Global is a private limited company incorporated under the laws of Jersey with a registered address of 2nd floor, the Le Gallais Building, 54 Bath Street, St. Helier, JE1 1FW, Jersey. Dawn Global was formed in 2021 and is owned and controlled by Maurits Pot. As an investment adviser registered with the U.S. Securities and Exchange Commission, Dawn Global makes investment decisions for the Fund and continuously reviews and administers the investment program of the Fund, subject to the supervision of Exchange Traded Concepts, LLC (“ETC”), the Fund’s investment adviser, and the Board. For the sub-advisory services it provides to the Fund, ETC pays Dawn Global a fee calculated daily and paid monthly at an annual rate of 0.88% on the first $1 billion of the Fund’s average daily net assets, 0.885% on the next $2 billion, and 0.895% on assets above $3 billion.

This change in the Fund’s sub-adviser is occurring without the need for any shareholder action in reliance on an order received by the Trust and ETC from the Securities and Exchange Commission that permits ETC, subject to the supervision and approval of the Board, to hire investment sub-advisers without shareholder approval. Shareholders of the Fund will receive an information statement that provides additional information about Dawn Global. A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with Dawn Global will be available in the information statement and in the Fund’s Annual Report for the period ending April 30, 2022.

•	In light of the appointment of Dawn Global as the sub-adviser to the Fund, the following replaces the subsections “Sub-Adviser” and “Fund Sponsor” under “Fund Management” in the Fund’s Prospectus:

Sub-Adviser

Dawn Global Limited is a private limited company incorporated under the laws of Jersey with a registered address of 2nd floor, the Le Gallais Building, 54 Bath Street, St. Helier, JE1 1FW, Jersey. As an investment adviser registered with the U.S. Securities and Exchange Commission, the Sub-Adviser makes investment decisions for the Fund and continuously reviews and administers the investment program of the Fund, subject to the supervision of the Adviser and the Board. Under a sub-advisory agreement, with respect to the Fund, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly out of the fee the Adviser receives from the Fund. The Sub-Adviser has agreed to assume the Adviser’s responsibility to pay, or cause to be paid, all expenses of the Fund, except Excluded Expenses, and has agreed, to the extent applicable, to pay the Adviser a minimum fee.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreement with the Sub-Adviser will be available in the Fund’s Annual Report to Shareholders for the fiscal year ending April 30, 2022.

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. Shareholders will be notified of any sub-adviser changes.

The following replaces the first paragraph under “Portfolio Managers” in the Fund’s Prospectus:

Mr. Pot founded Dawn Global Limited, the Fund’s sub-adviser, in 2021 and serves as its Chief Investment Officer. He began his career in mergers and acquisitions at Goldman Sachs and commodity trading at Vitol. From 2016-2021, Mr. Pot was a Partner and Senior Investment Analyst at Kingsway Capital where he focused on emerging markets public and private equity investing. He earned a Bachelor of Arts degree (Magna Cum Laude) in Economics from Middlebury College, Vermont.

The following replaces the corresponding paragraph under “The Portfolio Managers” in the Fund’s SAI:

Portfolio Manager Compensation. Mr. Pot is compensated by Dawn Global and does not receive any compensation directly from the Fund or the Adviser. Dawn Global pays Mr. Pot a salary plus a discretionary bonus, which is based on the overall profitability of Dawn Global.

•	Additionally, the Fund’s investment strategy results in a low portfolio turnover; therefore, the following sentence is added to the first paragraph under “Additional Principal Investment Strategies” in the Prospectus – “The Sub-Adviser employs a low turnover portfolio approach and, under normal circumstances, expects portfolio activity to occur no less than once per quarter and no more than once per month.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.